                                                                    Exhibit 10.4


                              CENTRA SOFTWARE, INC.

                               1999 DIRECTOR PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

      The name of the plan is the 1999 Director Plan (the "Plan"). The purpose of the Plan is to encourage ownership in Centra Software, Inc. (the "Company") by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

      The following terms shall be defined as set forth below:

      "Board" means the Board of Directors of the Company.

      "Change of Control" shall have the meaning set forth in Section 10.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Common Stock" means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

      "Committee" shall have the meaning set forth in Section 2.

      "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 12.

      "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

      "Option" or "Stock Option" shall refer to a non-statutory stock option not entitled to special tax treatment under Section 422 of the Internal Revenue Code.

      "Subsidiary" means a subsidiary as defined in Section 424 of the Code.

SECTION 2. ADMINISTRATION OF PLAN

      (a) COMMITTEE. The Plan shall be administered by a committee of the Board (the "Committee") consisting of not less than two (2) Outside Directors, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an "Outside Director." Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

      (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant and modify Options consistent with the terms of the Plan, including the power and authority:

            (i) to select the persons to whom Options may from time to time be granted (individually, a "Participant");

            (ii)  to determine the time or times of grant;

            (iii) to determine the number of shares to be covered by any Option;

            (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and participants, and to approve the form of written instruments evidencing the Options; provided, however, that no such action shall adversely affect rights under any outstanding Option without the participant's consent;

            (v) to accelerate the exercisability or vesting of all or any portion of any Option;

            (vi) to determine whether, to what extent, and under what circumstances Common Stock and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

            (vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

      (a) SHARES ISSUABLE. The maximum number of shares of Common Stock with respect to which Options may be granted under the Plan shall be two hundred thousand 200,000. For purposes of this limitation, the shares of Common Stock underlying any Options which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Common Stock with respect to which Options may be granted under the Plan so long as the participants to whom such Options had been previously granted received no benefits of ownership of the underlying shares of Common Stock to which the Option related. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

      (b) STOCK DIVIDENDS, MERGERS, ETC. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 12, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Options may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) above), (ii) the number and kind of shares remaining subject to outstanding Options, and (iii) the Option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Options, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Options as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Options upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Option, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 10.

SECTION 4. ELIGIBILITY.

      Options may be granted to directors of the Company who are not employees of the Company or any Subsidiary ("Non-Employee Director").

SECTION 5. STOCK OPTIONS.

      The Committee may grant to Options to purchase stock to Non-Employee Directors. Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions.

      (a)  OPTION GRANT DATES

            (i) AUTOMATIC OPTION GRANT DATES. Options shall automatically be granted to all Non-Employee Directors as follows:

                  (1) Each Non-Employee Director who is serving on the Board on the effective date (the "IPO Effective Date") of the initial public offering (the "IPO") of the Common Stock and who continues to serve after the closing of the IPO (an "IPO Director") shall be granted an Option to purchase 10,000 shares of Common Stock as of the IPO Effective Date.

                  (2) Following the IPO, each director who is not an IPO Director shall be granted an Option to purchase 10,000 shares of Common Stock at the close of business on the date such Non-Employee Director is first elected to serve on the Board.

                  (3) Following the IPO, each Non-Employee Director who is serving on the Board at the adjournment of any annual meeting which begins after the date of his or her election shall be granted an Option to purchase 5,000 shares of Common Stock at the close of business on the date of each such adjournment.

            (ii) PERIODIC GRANTS OF OPTIONS. Subject to execution by the Non-Employee Director of an appropriate option agreement, the Committee may grant additional Options to purchase a number of shares to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time ("Rule 16b-3").

Each date of grant of an Option pursuant to this Section 5(a) is hereinafter referred to as an "Option Grant Date".

      (b) OPTION EXERCISE PRICE. The Option exercise price per share for each Option granted under the Plan shall equal (i) the closing price on any national securities exchange on which the Common Stock is listed, (ii) the closing price of the Common Stock on the Nasdaq National Market or (iii) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, on the Option Grant Date. Notwithstanding the preceding sentence, the Option exercise price per share for each Option granted on the IPO Effective Date shall be the price per share for which the Common Stock was offered to the public in the IPO. If no sales of Common Stock were made on the Option Grant Date, the price of the Common Stock for purposes of clauses (i) and (ii) above shall be the reported price for the next preceding day on which sales were made.

      (c) TRANSFERABILITY OF OPTIONS. Except as the Committee may otherwise determine or provide in an Option granted under the Plan, any Option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

      (d) VESTING PERIOD. Each Option granted under the Plan pursuant to Section 5(a)(i) above shall become exercisable on the first anniversary of the date of grant of such Option; provided, however, that the optionee is serving as a director of the Company on such vesting date (it being understood that a director whose term expires at an Annual Meeting of Stockholders and who does not stand for re-election is deemed to be a director on (but not following) the date of such Annual Meeting for the purposes of this Section 5 if he continues to serve through the date of such Annual Meeting). Each Option granted under the Plan pursuant to Section 5(a)(ii) above shall become exercisable on such terms as shall be determined by the Board and set forth in the option agreement with the respective optionee.

      (e) TERMINATION. Each Option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the Option Grant Date of such Option or (ii) the first anniversary of the date on which the optionee ceases to serve as a director of the Company.

      (f) EXERCISE PROCEDURE. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

            (i) In cash, by certified or bank check or other instrument acceptable to the Committee;

            (ii) In the form of shares of Stock that are not then subject to restrictions, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

            (iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

            (iv) By any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

      The delivery of certificates representing shares of Stock to the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

SECTION 6. TERMINATION OF STOCK OPTIONS.

      Any Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 7. AMENDMENTS AND TERMINATION.

      The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Option (or provide substitute Options at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Option if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent.

SECTION 8. STATUS OF PLAN.

      With respect to the portion of any Option which has not been exercised and any payments in cash, Common Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Option or Options. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Common Stock or make payments with respect to Options hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 9. CHANGE OF CONTROL PROVISIONS.

      (a) Upon the occurrence of a Change of Control as defined in this Section 10:

            (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Common Stock received in connection with the Change of Control;

            (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Option, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

            (iii) each outstanding Stock Option may be cancelled by the
                  Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Option and (y) each holder of such an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Options, during the thirty
                  (30) day period preceding the effective date of such Change of Control.

      (b) "Change of Control" shall mean the occurrence of any one of the following events:

            (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

            (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

            (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 10. GENERAL PROVISIONS.

      (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Common Stock shall be issued pursuant to an Option until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Common Stock and Options as it deems appropriate.

      (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

      (c) NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in this Plan, nor the granting of any Option nor any other action taken pursuant to this Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

      (D) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his ir her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 3) for which the record date is prior to the date such certificate is issued.

SECTION 11. EFFECTIVE DATE OF PLAN.

      The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

SECTION 12. GOVERNING LAW.

      This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

                                      *  *  *